Business Combination, Significant Transaction and Sale of Business - Schedule of Fair Values Allocated to the Ortech Acquired Assets and Assumed Liabilities (Details) - Acquisition of Moshe Ort Ltd [Member]
$ in Thousands
Dec. 03, 2024 USD ($)
Schedule of Fair Values Allocated to the Ortech Acquired Assets and Assumed Liabilities [Line Items]
Net liabilities excluding cash acquired	$ (118)
Intangible assets	3,187
Deferred taxes	(733)
Liabilities in respect of business combinations	(7,745)
Goodwill	8,168
Total assets acquired net of acquired cash	$ 2,759